UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 07, 2007

Commission File Number    333-89208

2-TRACK GLOBAL, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	41-2036671
(State of other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

35 Argo House Kilburn Park Road London, UK	NW6 5LF
(Address of Principal Executive Offices)	(Zip Code)

Issuer's telephone number:	011-44-20-7644-0472 (Registrant's telephone number, including area code)

Copies to:
Roger Linn, Esq.
WEINTRAUB GENSHLEA CHEDIAK SPROUL
400 Capitol Mall, 11th Floor
Sacramento, CA 95814

(916) 558-6064
(916) 446-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM: 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On May 7, 2007, the Board of Directors of 2-Track Global, Inc., (the "Company") issued 5,542,287 shares of restricted common stock, par value $.001, of the Company to Mike Jung, president, CEO and CFO, in exchange for the cancellation of $387,960 of loan that he lent to the Company. This issuance of equity securities was exempt from the registration requirements of the Securities Act of 1933 under Section 4(2) thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

2-Track Global, Inc.

/s/Mike Jung                  Chief Executive Officer
Mike Jung                       May 7, 2007

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